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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-65711), Form S-4 (No. 333-01857) and Form S-8 (Nos. 333-67800, 333-38310, 333-00177, 333-00179, 33-9790, 333-68683, 333-82475,
333-70983 and 33-50987) of Service Corporation International of our report dated March 27, 2002, relating to the financial statements and financial statement schedule which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Houston, Texas
March 27, 2002